EXHIBIT 3.148

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

The Executive Director of the Arizona Corporation Commission does hereby certify that the attached copy of the following document:

ARTICLES OF ORGANIZATION, 12-10-2004

consisting of 03 pages, is a true and complete copy of the original of said document on file with this office for:

RIDGECREST SENIOR CARE, LLC
ACC file number: L-1169206-3

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date:
August 13, 2015.

/s/ Jodi A. Jerich
Jodi A. Jerich, Executive Director

By:	/s/ Walter Briceno
WALTER BRICENO

AZ CORPORATION COMMISSION
FILED

“EXP”	DEC 10 2004

FILE NO. L-1169206-3

Articles of Organization

of

Ridgecrest Senior Care, LLC

  Pursuant to Section 29-632 of the Arizona Revised Statutes, the undersigned states as follows:

1.          The name of the limited liability company is Ridgecrest Senior Care, LLC (the “Company”).

2.          The address of the registered office of the Company in Arizona is 5020 N. 8th Place, Phoenix, Arizona 85014.

3.          The Company’s statutory agent for service of process is Derek L. Sorenson, whose address is Two North Central Avenue, Suite 2200, Phoenix, Arizona 85004.

4.          There is no date by which the Company must dissolve.

5.          Management of the Company is reserved to the Members.

6.          The names and addresses of the Members of the Company are as follows: SLO Ridgecrest, LLC, an Arizona limited liability company, 5020 N. 8th Place, Phoenix, Arizona 85014, and G & L Senior Care Properties, LLC, a Nevada limited liability company, 439 N. Bedford Drive, Beverly Hills, California 90210.

DATED: December 10, 2004.	Signed:	/s/ Derek L. Sorenson
Derek L. Sorenson

  The undersigned, having been designated to act as statutory agent for service of process, hereby consents to act in that capacity until he is removed or his resignation is submitted in accordance with the Arizona Revised Statutes.

/s/ Derek L. Sorenson
Derek L. Sorenson

893627 $ PAID $ 85.00 - 12/15/04 MOD

ARIZONA CORPORATION COMMISSION

TRANSMITTAL for fax filing

To:	ARIZONA CORPORATION COMMISSION	CORPORATE RECORDS
	Corporations Division	FAX LINE FOR CERTIFIED COPIES &
	1200 West Washington	PLAIN COPIES IS 542–3414
	Phoenix, Arizona 25007	FAX NUMBER: 542– 4100 FOR CORPORATE FIlINGS

FROM:	Bryan Cave	(Val Viemont 0045534)
(Account Holder)

Advance Account Number	1461	Fax Number	364–7070

Contact Person:	Valerie A. Viemont		$50–LLC

Telephone Number:	364-7449		$35–EXP
$85.00
Corporation Name:	Ridgecrest Senior Care, LLC

Document Type:			Arts. of Orig.

Number of pages (including Transmittal) 2

    X     PLEASE EXPEDITE THIS FILING AND CHARGE THE APPLICABLE FEE OF $35.00 (PER FILING) TO MY ACCOUNT.

*******************************************************************************************************************************

_____ The Corporation Commission hereby acknowledges receipt of the document type described herein. *

(Date Stamp)	RECEIVED DEC 10 2004 ARIZONA CORP. COMMISSION Corporations Division

Filing fee(s) charged to your account in the amount of $____________

_____ There is a problem with your transmittal. Please call the undersigned at your earliest convenience. Thank you.

Examiner

Telephone:

* All documents are subject to review before filing.

Facsimile Cover

This facsimile contains information which (a) may be Legally Privileged, Proprietary In Nature, Or Otherwise Protected By Law From Disclosure and (b) is intended for the use of the Addressee(s) named below. If you are not the Addressee, or the person responsible for delivering this to the Addressee(s), you are hereby notified that reading, copying or distributing this facsimile is prohibited. If you have received this facsimile in error, please telephone us immediately and mail the facsimile back to us at the address to the right. Thank you.	Bryan Cave LLP
One Renaissance Square
Two North Central Avenue
Suite 2200
Phoenix, AZ 85004-4406
Tel (602) 364-7000
Fax (602) 364-7070
www.bryancave.com

Date:	12/10/04

From:	Valerie A. Viemont, Legal Assistant	Matter: 0045534
Tel:	602-364-7449

To:	ACC	Phone Number:
Company:
International		Country:
Country Code:		City Code:

Message:
See attached regarding Articles of Organization for Ridgecrest Senior Care, LLC

RECEIVED DEC 10 2004 ARIZONA CORP. COMMISSION Corporations Division

To Sender:
Do you wish to be contacted when fax is sent?	☐ Yes	☒ No
Do you wish to be contacted at your home/office if fax	☒ Yes	☐ No
cannot be sent within one hour? Tel:

Fax Number: 602-542-4100	Number of Pages Including Cover: 2

If all pages are not received, please call (602) 364-7366 or 602-364-7041.

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

The Executive Director of the Arizona Corporation Commission does hereby certify that the attached copy of the following document:

AMENDMENT, 04-14-2005

consisting of 04 pages, is a true and complete copy of the original of said document on file with this office for:

RIDGECREST SENIOR CARE, LLC
ACC file number: L-1169206-3

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date:
August 17, 2015.

/s/ Jodi A. Jerich
Jodi A. Jerich, Executive Director

By:	/s/ Walter Briceno
WALTER BRICENO

AZ CORPORATION COMMISSION FILED APR 14 2005 FILE NO. L-1169206-3	FIRST AMENDMENT TO THE ARTICLES OF ORGANIZATION OF RIDGECREST SENIOR CARE, LLC

Pursuant to A.R.S. section 29-633, the undersigned states as follows.

1.	The name of the limited liability company is Ridgecrest Senior Care, LLC.

2.	The initial Articles of Organization were filed on December 10, 2004.

3.	Paragraph 6 of the Articles of Organization is amended by deleting said paragraph in its entirety and inserting the following:

“6. The names and addresses of the Members of the Company are as follows: S&R Ridgecrest, LLC, an Arizona limited liability company, 5020 N. 8th Place, Suite A, Phoenix, Arizona 85104, and G & L Senior Care Properties, LLC, a Nevada limited liability company, 439 N. Bedford Drive, Beverly Hills, California 90210.”

4.	Other than as set forth above, the Articles of Organization of Ridgecrest Senior Care, LLC remain unchanged.

          IN WITNESS WHEREOF, the undersigned has executed this Amendment of Articles of Organization this 13th day of April, 2005.

G&L Senior Care Properties, LLC, a Nevada limited liability company, a Member

By:	/s/ Steven D. Lebowitz
Name:	Steven D. Lebowitz
Its:	Managing Director

Page 2 of 2 received on 4/13/2005 1:09:45 PM (Central Daylight Time) for 7168070.

Facsimile Cover	Bryan Cave LLP One Renaissance Square Two North Central Avenue Suite 2200 Phoenix, AZ 85004-4406 Tel (602) 364-7000 Fax (602) 364-7070 www.bryancave.com

This facsimile contains information which (a) may be LEGALLY PRIVILEGED, PROPRIETARY IN NATURE, OR OTHERWISE PROTECTED BY LAW FROM DISCLOSURE and (b) is intended for the use of the Addressee(s) named below. If you are not the Addressee, or the person responsible for delivering this to the Addressee(s), you are hereby notified that reading, copying or distributing this facsimile is prohibited. If you have received this facsimile in error, please telephone us immediately and mail the facsimile back to us at the address to the right. Thank you.

Date:	4/14/05

From:	Valerie A. Viemont, Legal Assistant	Matter:	0183826
Tel:	602-364-7449

To:	ACC	Phone Number:
Company:
International		Country:
Country Code:		City Code:

Message:
See attached regarding First Amendment to Articles of Organization for Ridgecrest Senior Care, LLC

RECEIVED APR 14 2005 ARIZONA CORP. COMMISSION CORPORATIONS DIVISION

To Sender:
Do you wish to be contacted when fax is sent?	☐ Yes	☒ No
Do you wish to be contacted at your home/office if fax cannot be sent within one hour? Tel:	☒ Yes	☐ No

Fax Number: 602-542-4100	Number of Pages Including Cover: 2

If all pages are not received, please call (602) 364-7366 or 602-364-7041.

ARIZONA CORPORATION COMMISSION

TRANSMITTAL for fax filing

To:	ARIZONA CORPORATION COMMISSION	CORPORATE RECORDS
	Corporations Division	FAX LINE FOR CERTIFIED COPIES &
	1200 West Washington	PLAIN COPIES IS 542–3414
	Phoenix, Arizona 85007	FAX NUMBER: 542–4100 FOR CORPORATE FILINGS

FROM:	Bryan Cave	(Val Viemont 0185826)
(Account Holder)

Advance Account Number	1461	Fax Number	364–7070

Contact Person:	Valerie A. Viemont

Telephone Number:	364-7449

Corporation Name:	Ridgecrest Senior Care, LLC

Document Type:			1st Am.

Number of pages (including Transmittal) 2

X	PLEASE EXPEDITE THIS FILING AND CHARGE THE APPLICABLE FEE OF $35.00 (PER FILING) TO MY ACCOUNT.

*******************************************************************************************************************************

_____	The Corporation Commission hereby acknowledges receipt of the document type described, herein. *

(Date Stamp)	25 amdt 35 exp 60 total

Filing fee(s) charged to your account in the amount of $____________

_____	There is a problem with your transmittal. Please call the undersigned at your earliest convenience. Thank you.

Examiner	FLOREZ–GASTELO, M.

	Telephone:	(602) 542-3512

* All documents are subject to review before filing.

COMMISSIONERS JEFF HATCH–MULLER - Chairman WILLIAM A. MUNDELL MARC SPITZER MIKE GLEASON KRISTIN K. MAYES	ARIZONA CORPORATION COMMISSION	BRIAN C. MCNEIL Executive Secretary DAVID RABER Director, Corporations Division

05/21/05

Bryan Cave LLP
Attn: Valerie A. Viemont
Two North Central Ave., Ste. 2200
Phoenix, AZ, 85004-4406

RE:	Ridgecrest Senior Care, LLC

We are pleased to notify you that your Articles of Amendment/Restated Articles of Organization were filed on 04/14/05.

If the publication box below has been checked, you must publish a copy of the Articles of Amendment/Restated Articles. The publication must be in a newspaper of general circulation in the county of the known place of business in Arizona, as filed with the Commission, for three consecutive publications. For your convenience we have attached a list of known qualified newspapers for publishing.

An Affidavit from the newspaper, evidencing such publication, must be delivered to the Commission for filing WITHIN NINETY (90) DAYS from the date of this letter.

The Commission strongly recommends that you periodically check Commission records regarding the Limited Liability Company. The Commission web site www.cc.state.az.us/corp contains information specific to each corporation of record and is a good general source of information.

☐ MUST BE PUBLISHED

☒ DO NOT PUBLISH

M. Florez-Gastelo (602) 542-3512
Examiner
Corporations Division

It you have any questions, please call the Corporations Division Phoenix (602) 542-3135,
Tucson (520)-628-6560 or toll free (Arizona residents only) at 1-800-345-5819
For more information contact our web site, at the address indicated below.

Apprllcother.wpd
Revised 03/2004

1300 WEST WASHINGTON, PHOENIX, ARIZONA 85007-2929 / 400 WEST CONGRESS STREET, TUCSON, ARIZONA 85701-1347
www.cc.state.az.us - 602-542-3135

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

          The Executive Director of the Arizona Corporation Commission does hereby certify that the attached copy of the following document:

AMENDED & RESTATE ARTICLES, 07-06-2009

consisting of 02 pages, is a true and complete copy of the original of said document on file with this office for:

RIDGECREST SENIOR CARE, LLC
ACC file number: L-1169206-3

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date:
August 13, 2015.
/s/ Jodi A. Jerich
Jodi A. Jerich, Executive Director
By:	/s/ Walter Briceno
WALTER BRICENO

AZ CORPORATION COMMISSION
FILED

JUL 06 2009

FILE NO. L-11692063

AMENDED AND RESTATED
ARTICLES OF ORGANIZATION
OF
RIDGECREST SENIOR CARE, LLC

          Ridgecrest Senior Care, LLC hereby amends and restates its Articles of Organization, which were originally filed on December 10, 2004, as follows:

          1.          The name of the limited liability company (the “Company”) is:

“Ridgecrest Senior Care, LLC”

          2.          The address of the registered office of the Company in Maricopa County, Arizona is 5020 North 8th Place, Suite A, Phoenix, Arizona 85014.

          3.          The name and business address of the Company’s agent for service of process in the State of Arizona are:

CT Corporation System
2394 E. Camelback Road
Phoenix, AZ 895016

          4.          The duration of the Company shall continue until the first to occur of: (a) the dissolution of the Company as provided in Article IX of its Operating Agreement; or (b) December 31, 2065.

          5.          Management of the Company is reserved to the Members. The name and business address of each Member are:

G&L Senior Care Properties, LLC
439 N. Bedford Drive
Beverly Hills, CA 90210

S&R Ridgecrest, LLC
16601 N. 40th Street, Suite 110
Phoenix, AZ 85032

DATED: May 31, 2009	G&L Senior Care Properties, LLC,
a Nevada limited liability company

	By:	/s/ Steven D. Lebowitz
Steven D. Lebowitz
Its: Managing Member

Ridgecrest Senior Care, LLC	AMENDED AND RESTATED
ARTICLES OF ORGANIZATION
Page 1 of 2

AZ CORPORATION COMMISSION
FILED

JUL 22 2009

FILE NO. L-11692063

By:	/s/ Colleen Sweet
Colleen Sweet
Its: Manager

ACCEPTANCE OF APPOINTMENT BY STATUTORY AGENT

          The undersigned, having been designated to act as Statutory Agent of Ridgecrest Senior Care, LLC, hereby consents to act in that capacity until removed or its resignation is submitted in accordance with the Arizona Revised Statutes.

DATED: July 6, 2009	CT CORPORATION SYSTEM a Delaware corporation

	By:	/s/ Donald H. Boadway
Printed Name:	Donald H. Boadway
Its:	Assistant Secretary

Ridgecrest Senior Care, LLC	AMENDED AND RESTATED
ARTICLES OF ORGANIZATION

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

The Executive Director of the Arizona Corporation Commission does hereby certify that the attached copy of the following document:

ARTICLES OF AMENDMENT, 12-21-2012

consisting of 04 pages, is a true and complete copy of the original of said document on file with this office for:

RIDGECREST SENIOR CARE, LLC
ACC file number: L-1169206-3

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date:
August 13, 2015.

/s/ Jodi A. Jerich
Jodi A. Jerich, Executive Director

By:	/s/ Walter Briceno
WALTER BRICENO

AZ CORPORATION COMMISSION	AZ CORPORATION COMMISSION
FILED	FILED

DEC 07 2012	DEC 21 2012
FILE NO. L-1169206-3	FILE NO. L-1169206-3

DO NOT WRITE ABOVE THIS LINE; RESERVED FOR ACC USE ONLY.

ARTICLES OF AMENDMENT

Read the Instructions L015i

1.	ENTITY NAME – give the exact name of the LLC at currently shown in A.C.C. records:
Ridgecrest Senior Care, LLC

2.	A.C.C. FILE NUMBER:	L-1169206-3
Find the A.C.C. file number on the upper corner of filed documents OR on our website at: http://www.azcc.gov/Divisions/Corporations

CHECK THE BOX NEXT TO EACH CHANGE BEING MADE AND
COMPLETE THE REQUESTED INFORMATION FOR THAT CHANGE.

3.	☐	ENTITY NAME CHANGE – type or print the exact NEW name of the LLC In the space below:

4.	☑	MEMBERS CHANGE (CHANGE IN MEMBERS) – see Instructions L015i – Use one block per person - FOR MEMBERS CURRENTLY SHOWN IN A.C.C. RECORDS - list the name of each member being changed, and below that provide any new information for that member (new name and/or address), then check all boxes that apply to indicate the change being made for that member. FOR NEW MEMBERS – in a separate block, list the name in the NEW Name blank and give the address, and check the appropriate box. If more space is needed, complete and attach the Amendment Attachment for Members form L044.

S&R Ridgecrest LLC
Name currently shown in ACC records				Name currently shown in ACC records
OHI Asset HUD SF, LLC
NEW Name				NEW Name
200 International Circle, Suite 3500				16601 N. 40th St., # 110
Address 1				Address 1

Address 2 (optional)				Address 2 (optional)
Hunt Valley		MD	21030	Phoenix	AZ	85032
City	UNITED STATES	State or Province	Zip	City	State or Province	Zip
Country				Country
☐ Address change	☑ Add as 20% or more member			☐ Address change	☐ Add as 20% or more member
☐ Name change	☐ Add as less than 20% member			☐ Name change	☐ Add as less than 20% member
	☐ Remove member				☑ Remove member

G&L Senior Care Properties LLC
Name currently shown in ACC records				Name currently shown in ACC records

NEW Name				NEW Name
439 N. Bedford Dr.
Address 1				Address 1

Address 2 (optional)				Address 2 (optional)
Beverly Hills		CA	90210
City		State or Province	Zip	City	State or Province	Zip
Country				Country
☐ Address change	☐ Add as 20% or more member			☐ Address change	☐ Add as 20% or more member
☐ Name change	☐ Add as less than 20% member			☐ Name change	☐ Add as less than 20% member
	☑ Remove member				☐ Remove member

L015.001	Arizona Corporation Commission – Corporations Division
Rev: 2010	Page 1 of 3

5.	☐	MANAGERS CHANGE (CHANGE IN MANAGERS) – Use one block per person – FOR MANAGERS CURRENTLY SHOWN IN A.C.C. RECORDS – list the name of each manager being changed, and below that provide any new information for that manager (new name and/or address), then check all boxes that apply to indicate the change being made for that manager. FOR NEW MANAGERS – in a separate block, list the name in the NEW Name blank and give the address, and check the appropriate box. If more space is needed, complete and attach the Amendment Attachment for Managers form L043.

Name currently shown in ACC records			Name currently shown in ACC records

NEW Name			NEW Name

Address 1			Address 1

Address 2 (optional)			Address 2 (optional)

City	State or Province	Zip	City	State or Province	Zip
Country			Country
☐ Address change	☐ Add as manager		☐ Address change	☐ Add as manager
☐ Name change	☐ Remove manager		☐ Name change	☐ Remove manager

6.	☐	MANAGEMENT STRUCTURE CHANGE – see Instructions L015i – check only one box below and follow instructions:
		☐	CHANGING TO MANAGER-MANAGED LLC – complete and attach the Manager Structure Attachment form L040. The filing will be rejected if it is submitted without the attachment.
		☑	CHANGING TO MEMBER-MANAGED LLC – complete and attach the Member Structure Attachment form L041. The filing will be rejected if it is submitted without the attachment.

7.	☑	STATUTORY AGENT CHANGE – NEW AGENT APPOINTED – see Instructions L015i:
	7.1	REQUIRED – give the name (can be an individual or an entity) and physical or street address (not a P.O. Box) in Arizona of the NEW statutory agent:	7.2	OPTIONAL – mailing address in Arizona of NEW Statutory Agent (can be a P.O. Box):
CT Corporation System
Statutory Agent Name (required)

Attention (optional)			Attention (optional)
2390 East Camelback Road
Address 1			Address 1

Address 2 (optional)	AZ	85016	Address 2 (optional)
City Phoenix	State	Zip	City	State	Zip
7.3	REQUIRED – the Statutory Agent Acceptance form M002 must be submitted along with these Articles of Amendment.

8.	☐	STATUTORY AGENT ADDRESS CHANGE – ADDRESS OF CURRENT STATUTORY AGENT – complete 8.1 and/or 8.2:
	8.1	NEW physical or street address (not a P.O. Box) in Arizona of the existing statutory agent:	8.2	NEW mailing address in Arizona of the existing statutory agent (can be a P.O. Box):

Attention (optional)			Attention (optional)

Address 1			Address 1

Address 2 (optional)			Address 2 (optional)
City	State	Zip	City	State	Zip

L015.001	Arizona Corporation Commission – Corporations Division
Rev: 2010	Page of 2 of 3

9.	☒	ARIZONA KNOWN PLACE OF BUSINESS ADDRESS CHANGE:

	9.1	Is the NEW Arizona known place of business address the same as the street address of the statutory agent?
☒ Yes – go to number 10 and continue
☐ No – go to number 9.2 and continue

	9.2	If you answered “No” to number 9.1, give the NEW physical or street address (not a P.O. Box) of the known place of business of the LLC in Arizona:

Attention (optional)

Address 1

Address 2 (optional)

City	State or	Zip
Province
Country

10.	☐	DURATION CHANGE – check one to indicate the NEW duration or life period of the LLC:
		☐	Perpetual
		☐	The LLC’s life period will end on this date: ___________________ (enter a date – mm/dd/yy)
		☐	The LLC’s life period will end upon the occurrence of this event:

_________________________________________________________________ (describe an event)

11.	☐	ENTITY TYPE CHANGE – If changing entity type, check one and follow instructions:
		☐	Changing to a PROFESSIONAL LLC – number 12 must also be completed.
		☐	Changing to a NON-PROFESSIONAL LLC (professional LLC becoming a regular LLC).

12.	☐	PROFESSIONAL SERVICES CHANGE – describe the NEW type of professional services the professional LLC will render:

13.	☐	OTHER AMENDMENT – if an amendment was made that was not addressed by the check boxes on this form, then you must attach to these Articles of Amendment a complete copy of the LLC’s written amendment.

SIGNATURE:	By checking the box marked “I accept” below, I acknowledge under penalty of perjury that this document together with any attachments is submitted in compliance with Arizona law.

☒ I ACCEPT

/s/ Daniel J. Booth	Daniel J. Booth	11/30/2012
Signature	Printed Name	Date (mm/dd/yy)

REQUIRED – check only one and fill in the corresponding blank if signing for an entity:

☐	This is a manager-managed LLC and I am signing individually as a manager or I am signing for an entity manager named:	☒	This is a member-managed LLC and I am signing individually as a member or I am signing for an entity member named:
OHI Asset HUD SF, LLC

Filing Fee: $25.00 (regular processing) Expedited processing – add $35.00 to filing fee. All fees are nonrefundable – see Instructions.	Mail: Fax:	Arizona Corporation Commission – Corporate Filings Section 1300 W. Washington St., Phoenix, Arizona 85007 602-542-4100

Please be advised that A.C.C forms reflect only the minimum provisions required by statute. You should seek private legal counsel for those matters that may pertain to the individual needs of your business.

All documents filed with the Arizona Corporation Commission are public record and are open for public Inspection.

If you have questions after reading the Instructions, please call 602-542-3026 or (within Arizona only) 800-345-5819.

L015.001	Arizona Corporation Commission – Corporations Division
Rev: 2010	Page 3 of 3

DO NOT WRITE ABOVE THIS LINE; RESERVED FOR ACC USE ONLY.

 STATUTORY AGENT ACCEPTANCE
Please read Instructions M002i

1.	ENTITY NAME – give the exact name in Arizona of the corporation or LLC that has appointed the Statutory Agent:
Ridgecrest Senior Care, LLC

2.	A.C.C. FILE NUMBER (if entity is already incorporated or registered in AZ):	L-1169206-3
Find the A.C.C. file number on the upper corner of filed documents OR on our website at: http://www.azcc.gov/Divisions/Corporations

3.	STATUTORY AGENT NAME – give the exact name of the Statutory Agent appointed by the entity listed in number 1 above (this will be either an individual or an entity):

C T Corporation System

3.1	Check one box:	☐ The statutory agent is an Individual (natural person).
☒ The statutory agent is an Entity.

STATUTORY AGENT SIGNATURE:

By the signature appearing below, the individual or entity named in number 3 above accepts the appointment as statutory agent for the entity named in number 1 above, and acknowledges that the appointment is effective until the entity replaces the statutory agent or the statutory agent resigns, whichever occurs first.

By checking the box marked “I accept” below, I acknowledge under penalty of perjury that this document together with any attachments is submitted in compliance with Arizona law.

☑ I ACCEPT
Virginia G. Flock
/s/ Virginia G. Flock	Assistant Secretary	12/07/2012
Signature	Printed Name	Date

REQUIRED – check only one:

☐	Individual as statutory agent: I am signing on behalf of myself as the individual	©	Entity as statutory agent: I am signing on behalf of the entity named as statutory agent, and I am authorized to act for that entity.

Filing Fee: none (regular processing)	Mail:	Arizona Corporation Commission - Corporate Filings Section
Expedited processing – add $35.00 to filing fee.		1300 W. Washington St., Phoenix, Arizona 85007
All fees are nonrefundable - see Instructions.	Fax:	602-542-4100

Please be advised that A.C.C. forms reflect only the minimum provisions required by statute. You should seek private legal counsel for those matters that may pertain to the individual needs of your business.
All documents filed with the Arizona Corporation Commission are public record and are open for public inspection.

If you have questions after reading the Instructions, please call 602-542-3026 or (within Arizona only) 800-345-5819.

M002.001	Arizona Corporation Commission – Corporations Division
Rev: 2010	Page 1 of 1